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                                                                   Exhibit 10.11

NEITHER THIS NOTE NOR ANY SECURITIES THAT MAY BE ISSUED UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THIS NOTE AND ANY SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS SO REGISTERED AND QUALIFIED UNDER ALL APPLICABLE SECURITIES LAWS, OR UNLESS THE HOLDER DEMONSTRATES TO THE ISSUER'S SATISFACTION THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.



                             FORM OF NON-NEGOTIABLE
                          CONVERTIBLE PROMISSORY NOTE

$[           ]                                        April 15, 1998
                                                      Boston, Massachusetts


         PRINCIPAL. Streamline, Inc., a Delaware corporation (the "Company"), hereby promises to pay to [ ] (the "Payee"), on October 1, 1998 (the "Maturity Date"), subject to acceleration as set forth herein, the principal sum (the "Principal Amount") of [ ] dollars ($[ ]), with interest from February 23, 1998 on the unpaid Principal Amount, from time to time outstanding, at a rate of eight percent (8%) per annum, compounded annually.

         PREPAYMENT. The Company will have the right to prepay all or any portion of the unpaid Principal Amount at any time or from time to time, without premium or penalty.

         CONVERSION. At any time on or prior to the Maturity Date, at Payee's option, the Payee may elect to convert all or part of the unpaid Principal Amount and any interest owed with respect thereto into shares of the Company's common stock, par value $.01 per share ("Common Stock"). Upon receipt by the Company, on or prior to the Maturity Date, of written notice from the Payee (the "Notice") stating the Payee's election to convert and the amount of unpaid Principal Amount and interest to be converted (the "Conversion Amount"), the Company shall issue to the Payee, as of the date of the Notice, such number of shares of the Common Stock (rounded down to the nearest whole number) as shall equal (i) the Conversion Amount divided by (ii) the lesser of (x) $3.50 or (y) the price at which the preferred stock of the Company in the first Preferred Stock Round (as defined below) occurring after the date of this Note is initially convertible into Common Stock. The term "Preferred Stock Round" shall mean an issuance by the Company of preferred stock of the Company that is convertible into Common Stock.

         ACCELERATION. At the Payee's option, the entire unpaid portion of the Principal Amount of indebtedness represented by this Note will become due and payable upon written notice of acceleration given by the Payee to the Company following any (i) liquidation or dissolution of the Company, or any other termination or winding-up of its existence or business,


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                                      -2-


(ii) appointment of any receiver for the Company or its assets, (iii) assignment by the Company for the benefit of its creditors, or (iv) institution by or against the Company of any proceedings in bankruptcy or insolvency, which in the case of any such institution other than by the Company, are not dismissed within 90 days.

         SUBORDINATION. The indebtedness represented by this Note is subordinated to indebtedness to (i) banks and financial institutions incurred by the Company while this Note is outstanding and (ii) holders of 12% Senior Discount Notes of the Company. The Payee (and each other holder of this Note, by his, her, or its acceptance hereof) agrees to execute and deliver such subordination, intercreditor or standstill agreement in such form and substance as may be required by any such bank or financial institution or by any holder of any 12% Senior Discount Note of the Company.

         WAIVER OF PRESENTMENT, ETC. The Company hereby waives presentment, notice, protest, and all other demands and notices.

         NO OTHER WAIVERS. The failure of the Payee to exercise any of its rights, remedies, powers, or privileges hereunder in any instance will not constitute a waiver thereof.

         PAYMENT OF COLLECTION COSTS. The Company will pay on demand all costs of collection, including all court costs and attorneys' reasonable fees, paid or incurred by the Payee in enforcing this Note after default.

         ASSIGNMENT. Neither this Note nor any rights or obligations hereunder shall be assignable or transferable by the Company or the Payee without the written consent of the other.

         GOVERNING LAW. THIS NOTE WILL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO PRINCIPLES OF CHOICE OF LAW).

         IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the date first above written.

                              STREAMLINE, INC.


                              By:/s/ Timothy A. DeMello
                                 --------------------------------
                                     Timothy A. DeMello
                                     Chairman and Chief Executive Officer